Combination strengthens position in Central Illinois

Safe Harbor Statement This release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934 as amended. These include statements as to the benefits of the merger, including future financial and operating results, cost savings, enhanced revenues and the accretion/dilution to reported earnings that may be realized from the merger as well as other statements of expectations regarding the merger and any other statements regarding future results or expectations. Each of First Busey and Main Street intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and is including this statement for purposes of these safe harbor provisions. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, and expectations of each of First Busey and Main Street, are generally identified by the use of words such as “believe,” “expect,” “intend,” “anticipate,” “estimate,” or “project” or similar expressions. The companies’ respective ability to predict results, or the actual effect of future plans or strategies, is inherently uncertain. Factors which could have a material adverse effect on the operations and future prospects of each of First Busey and Main Street and their respective subsidiaries include, but are not limited to: the risk that the businesses of First Busey and/or Main Street in connection with the merger will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; revenues following the merger may be lower than expected; customer and employee relationships and business operations may be disrupted by the merger; the ability to obtain required governmental and shareholder approvals, and the ability to complete the merger on the expected timeframe; changes in interest rates, general economic conditions, legislative/regulatory changes, monetary and fiscal policies of the U.S. government, including policies of the U.S. Treasury and the Federal Reserve Board; the quality and composition of the loan or securities portfolios; demand for loan products; deposit flows; competition; demand for financial services in the companies’ respective market areas; their implementation of new technologies; their ability to develop and maintain secure and reliable electronic systems; and accounting principles, policies, and guidelines. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements.

Other Information In connection with the merger, First Busey will file a registration statement, which will include a joint proxy statement/prospectus to be sent to each company’s shareholders, Main Street will file the joint proxy statement, and each of First Busey and Main Street may file other relevant documents concerning the merger with the Securities and Exchange Commission (the “SEC”). Shareholders are urged to read the registration statement and the joint proxy statement/prospectus regarding the merger when they become available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about First Busey and Main Street, at the SEC’s website (http://www.sec.gov). You will also be able to obtain these documents, free of charge, by accessing First Busey’s website (http://www.busey.com), or by accessing Main Street’s website (http://www.mainstreettrust.com). Copies can also be obtained, free of charge, by directing a request to First Busey Corporation, attn: Barbara J. Harrington, 201 W. Main Street, Urbana, IL 61801, telephone number: (217) 365-4556; or to Main Street Trust, Inc., attn: David B. White, 100 West University Avenue, Champaign, IL 61820, telephone number: (217) 351-6500. First Busey and Main Street and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of First Busey and/or Main Street in connection with the merger. Information about the directors and executive officers of First Busey is set forth in the proxy statement for First Busey’s 2006 annual meeting of shareholders, as filed with the SEC on March 29, 2006. Information about the directors and executive officers of Main Street is set forth in the proxy statement for Main Street’s 2006 annual meeting of shareholders, as filed with the SEC on April 12, 2006. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the merger when it becomes available. You may obtain free copies of these documents as described above.

Merger of Equals Quick FactsFirst Busey Corporation and Main Street Trust, Inc. are joining forces in a merger of equals transaction. The combined company will operate under the name First Busey Corporation. First Busey Corporation will continue to be listed under the symbol BUSE on the NASDAQ stock market. The Merger will create a dominant, independent financial services institution in downstate Illinois with banking assets in excess of $3.6 billion.

Benefits of Merger The Merger is expected to have many benefits, including: A stronger, local independent community bank headquartered in Central Illinois continuing its longstanding commitment to support the communities in which we do business. Greater access and convenience for our customers with 45 branches and 120 ATMs across Central Illinois Access to considerably higher lending limits for our customers. Greater human capital and expertise to increase already superior customer service. Increase in opportunities for growth within the organization for our employees.

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September 1, 2006

Customer FAQs

Why are First Busey Corporation and Main Street Trust, Inc. merging?

The merger of Main Street Trust, Inc. with First Busey Corporation creates a dominant, independent financial services institution based in downstate Illinois with banking assets of approximately $4.1 billion and assets under care of approximately $4.5 billion.

Are Main Street Bank & Trust and Busey Bank merging?

Eventually. The “merger of equals” transaction between the two holding companies is the first step in a process that is expected to receive regulatory and other approvals by mid-2007 and will eventually result in the merger and consolidation of Busey Bank and Main Street Bank & Trust in the fall of 2007.

What will be the name of the merged bank?

Busey Bank.

Has one bank acquired the other?

No. The transaction is considered a “merger of equals” with each organization contributing an equal number of directors to the new holding company board.

What is the immediate impact of this merger?

Business as usual. Main Street Bank & Trust, Busey Bank and other subsidiaries of both holding companies will continue to operate competitively as always, in all markets. We anticipate completing the merger process for the holding companies in mid-2007, pending regulatory and other approvals. Merger and conversion of the banking and other entities will take place in the fall of 2007.

Will I have to change my account number(s)?

Customers should be reassured that their existing account numbers and complete banking relationships will remain unchanged at least for the next 12 months. Any impact following a merger of the two banks, expected in the fall of 2007, may affect a very small percentage of our customers. Any customers impacted would be contacted well in advance.

Will this allow me to bank not only at my current branch and ATM but also at other branches and ATMs in central Illinois without transaction fees?

You will have the opportunity to transact business at any one of 45 conveniently located branches throughout Champaign, Ford, Macon, McLean, Peoria and Tazewell counties. Your transactions at all Busey Bank or Main Street Bank & Trust ATM locations will also become surcharge-free.

Will I be able to conduct business with the same professionals with whom I currently work?

Yes.

Can I use my current checks until they are gone or will I have to purchase new checks?  Will I have to get a new ATM/debit card?

You may continue to use your checks and you will not have to obtain a new ATM/Debit card.

Will I be able to continue paying my bills online and send my credit card, loan and/or mortgage payments to the same location?

Absolutely!  There will be no change in online banking, and you may continue sending payments to the same location.

Will banking hours change?

No changes are anticipated although we continuously monitor each of our locations to maximize the hours of operation to best meet our customers’ needs.

Are we changing products and services?

As a result of the merger/conversion process, we anticipate the blending of best products and practices, and the development of new financial products in order to better meet our customers’ needs.

How will this benefit me?

•                  Commitment to maintain a strong, independent banking company in your community

•                  Commitment to make decisions at the local level

•                  Commitment to enhanced service delivery

•                  Commitment to expanded range of financial products and services

•                  Same dedicated financial and wealth management professionals to serve your needs

•                  Expanded access to 45 branch locations throughout central Illinois

•                  Expanded access to 120 surcharge-free ATMs

•                  Increased lending limits

Who will be running the company?

Douglas C. Mills will be Chairman of the combined corporation until 2009, at which time Gregory B. Lykins is expected to succeed him. Van A. Dukeman will be President and CEO of the combined corporation and Chairman of the Board of resultant merged bank. Lee H. O’Neill will be the President and CEO of the bank.

Will I recognize the sign/bank/branch if I travel to another community?

Yes.

Will my accounts continue to be FDIC insured?

Yes. $100,000 per depositor. This amount applies to all depositors of an insured bank except for owners of “self-directed” retirement accounts, which are insured up to $250,000 per owner, per insured bank. Deposits maintained in different categories of legal ownership at our bank can be separately insured, so it is possible to have deposits of more than $100,000 at one insured bank and still be fully insured.

Where can I get more information about the changes that are taking place?

You may call any financial services professional at any one of our locations for more information.

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September 21, 2006

Associate FAQs

Why are First Busey Corporation and Main Street Trust, Inc. merging?

The merger of Main Street Trust, Inc with First Busey Corporation creates a dominant, independent financial services institution based in downstate Illinois with banking assets of approximately $4.1 billion.

What impact does the holding company merger have on our bank?

The merger of equals’ transaction between the two holding companies is the first step in a process that will eventually result in the merger and consolidation of Busey Bank and Main Street Bank & Trust.

What will be the name of the merged bank?

Busey Bank.

What is the immediate impact of this merger?

Business as usual. Main Street Bank & Trust, Busey Bank and other subsidiaries of both holding companies will continue to operate competitively as always, in all markets. We anticipate completing the merger process for the holding companies in mid-2007, pending regulatory and other approvals. Merger and conversion of the banking and other entities will take place in the fall of 2007.

What impact does the holding company merger have on Main Street Wealth Management or the Busey Investment Group?

The merger of the two holding companies will result in the creation of a single wealth management subsidiary with combined assets of approximately $4.5 billion which today represents the fifth largest wealth management company in the state of Illinois.

What will be the name of the wealth management subsidiary?

Busey Investment Group

What should I tell my customers if they hear rumors about this and/or ask about it?

This is a great opportunity for our communities, our customers, our shareholders and associates. Please refer to the customer FAQ sheet for specific customer responses.

What are the benefits of the merger to our customers?

•                  A strong, local independent community bank headquartered in central Illinois that will continue its longstanding commitment to support the communities in which we do business.

•                  Strong local leadership, autonomy  and decision-making authority

•                  Customers will have access to many more locations and ATMs

•                  Loan customers will have access to considerably higher lending limits

•                  Unmatched focus and attention to increased levels of superior customer service

Are we changing products and services?

As a result of the merger/conversion process, we anticipate the blending of best products and practices, and the development of new financial products in order to better meet our customers’ needs.

When will the change occur?

The merger of the two holding companies is expected to be completed by June, 2007 with the merger and consolidation of the banks completed in the fall of 2007.

When will our customers know about this change?

Public press conferences are taking place in each of the four central Illinois key geographic markets of Champaign-Urbana, Decatur, Bloomington-Normal and Peoria on Thursday, September 21. Calling officers will be contacting many of their customers September 21-22, and letters announcing the merger will be mailed to every household of both organizations by Friday, September 29, 2006.

How will this change affect me?

We believe this change will create many exciting opportunities for our associates.

What will be the internal effects of this merger?

•                  We will be able to measure profit and loss for each functional unit and region

•                  A smoother delivery of new products and services

•                  Facilitates internal and external growth

Who will be running the company?

Doug Mills will be Chairman of the combined corporation until 2009, at which time Greg Lykins is expected to succeed him. Van Dukeman will be President and CEO of the combined corporation and Chairman of the Board of resultant merged bank. Lee O’Neill will be the President and CEO of the bank.

Why has Dave Kuhl resigned from Busey Bank?

While Dave is completely supportive of the merger of Busey and Main Street, he has decided that it is time for him to make a change. Dave’s twenty-seven year career has been exciting and very rewarding to Busey and to Dave, and he looks forward to the opportunity to watch closely as Busey grows into the premier financial services provider in downstate Illinois.

Will the holding company own other companies other than the new Busey Bank?

Yes. Other entities of the holding company will include the following subsidiaries:

•                  FirsTech, Inc.

•                  Busey Investment Group / First Busey Securities, Inc.

•                  First Busey Trust & Investment Co.

•                  Busey Bank, N.A. (Florida)

What are the effects of this merger on associates at Busey Bank, N.A. Florida or Indianapolis and FirsTech, Inc.?

None are expected at this time.

Will our company environment or corporate culture change?

An absolute strength of this merger is the shared beliefs, history of key executives, common business practices and the deep respect and personal relationships that already exist among so many of our associates in both organizations. We expect to build upon the foundation of those core strengths and work together to develop a shared vision for our new company.

Will any of the branches close?

A thorough review and analysis of banking center locations will be conducted in order to maximize the effectiveness of this service delivery channel.

Will my job duties change?

This is a time for growth, and increased opportunities are often the result of growth. New opportunities may become available to you.

Will our systems change?

A thorough review of all systems, partners and operations will be conducted to provide the most cost effective and efficient systems for the delivery of products and services to our customers.

Will this change our mission or values?

Busey Bank and Main Street Bank & Trust have extremely compatible and complementary corporate cultures and values systems. Customers of both organizations value trustworthiness, responsiveness, knowledge and service combined with a commitment to community. There are no plans to alter these shared beliefs.

Who should I contact if I have more questions?

Feel free to discuss your questions with your supervisor, or a member of the Executive Management Team.